Exhibit 10.1

Certain information identified by “[***]” has been excluded from this exhibit because it is both not material and is the type that Gogo Inc. treats as private or confidential.

ADDENDUM 2 TO

ONEWEB DISTRIBUTION PARTNER AGREEMENT

This Addendum 2 (this “Addendum 2”) is made effective as of the date of last signature hereto (the “Addendum 2 Effective Date”), and amends that certain OneWeb Distribution Partner Agreement with an effective date of 19th May 2022 (the “Agreement”) by and between Gogo Business Aviation, LLC (“Distribution Partner” or “Gogo”) and Network Access Associates Limited (“OneWeb”), as amended by Addendum 1 to the Agreement dated 5th October 2022 (“Addendum 1”). OneWeb and Distribution Partner are referred to in this Amendment individually as the “Party” or collectively as the “Parties”. Capitalized terms used in this Addendum 2 and not otherwise defined shall have the meanings ascribed to them in the Agreement.

WHEREAS, the Parties desire to amend the Agreement as set forth in this Addendum 2.

NOW, THEREFORE, in consideration of the promises and of the mutual agreements and covenants set forth in the Agreement and in this Addendum 2 and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the Parties agree as follows:

1.
Replacement of Addendum 1. Addendum 1 shall be entirely amended, restated and replaced in the form of this Addendum 2. As such, and as of the Addendum 2 Effective Date, Addendum 1 shall (i) be considered null and void, (ii) have no further effect and (iii) no longer modify or amend the Agreement.
2.
Section 1. Section 1 (Exhibits) of the Agreement shall be amended as follows:

(i)
Exhibit 1A (ToP – Updated Terms and Conditions) attached to this Addendum 2 in Schedule 1 shall be added as new subsection “e)” to the list of Exhibits currently provided for therein;

and

(ii)
The last paragraph that begins “During the Term” shall be deleted in its entirety and replaced with the following new last paragraph:

“During the Term, and subject to the terms and conditions herein, OneWeb may – at any time and in its sole discretion – change, update and/or modify any of the foregoing Exhibits (each, an "Updated Exhibit") by providing Distribution Partner a copy of any such Updated Exhibit in whole or in part with at least thirty (30) days' written notice, which such Updated Exhibit shall immediately replace any current such Exhibit upon expiration of the thirty (30) days. Notwithstanding the foregoing, (i) OneWeb will not change, update and/or modify Exhibit 1A unless in writing and signed by authorized representatives of both Parties; provided, that notwithstanding the foregoing, the Parties agree that other than Bespoke Service Plans in Exhibit 1A, the Service Plans applicable under Exhibit 1A may be changed, updated and/or modified (from time to time) via the OneWeb Catalogue, so long as OneWeb provides written notice to Distribution Partner 30 days’ in advance of such change to the OneWeb Catalogue; ; (ii) OneWeb' s notice period shall be extended to at least ninety (90) days' written notice for any change, update and/or modification to Exhibit 1 that modifies, withdraws and/or retires Distribution Partner's authorized OneWeb Services provided for therein; and (iii) unless otherwise required by applicable Laws, such Updated Exhibits shall not apply to any OneWeb Services provided by OneWeb under any current Orders with Distribution Partner or where Distribution Partner has given notice to OneWeb of a committed End User order for the purchase of OneWeb Approved Equipment, which will be activated within six (6) months of the date of notification, prior to the applicable modification date until the later of (x) expiration of the

1

Addendum 2 to OneWeb Distribution Partner Agreement

(OneWeb-GoGo – Updated ToP)

Certain information identified by “[***]” has been excluded from this exhibit because it is both not material and is the type that Gogo Inc. treats as private or confidential.

initial term or then current renewal term, as applicable, of such Order, or (y) the expiration of the notice periods set forth above. For the avoidance of doubt, Exhibit 1 only applies in cases where the OneWeb Services are not otherwise covered by Exhibit 1A.”

3.
References to Exhibit 1A. Sections 2 (Definitions), 3(a) and 4(c) of the Agreement and Exhibit 2 (OneWeb Service Boundary, Service Levels and Description) of the Agreement shall all be amended by adding the phrase “or Exhibit 1A, as applicable” after “Exhibit 1” each and every time “Exhibit 1” appears.

4.
Section 6. Section 6 (Term, Termination, Suspension and Effect of Termination) of the Agreement shall be amended as follows:

(i)
Section 6c) (Termination for OneWeb Approved Equipment) shall be deleted in its entirety and replaced with the following:

“c) Intentionally Omitted.”

and

(ii)
Section 6e) (Termination for Failure to meet Minimum Sales Threshold) of the Agreement shall be deleted in its entirety and replaced with the following:

“e) Intentionally Omitted.”

5.
Limitation of Liability. Section 11b) (Limitation of Liability) of the Agreement shall be amended to delete the current reference in subsection (1) therein, which is “(1) Sections 10 (Indemnification Obligations) or 8 (Confidentiality) of this Agreement and/or”, and add the following language which will become the new subsection (1) therein:

“(1) Sections 5 (Prices, Invoicing and Payments), 8 (Confidentiality) and 10 (Indemnification Obligations) of this Agreement and/or”.

6.
Exhibit 1. Exhibit 1 (Distribution Partner’s Authorized Vertical Markets and Territories, Authorized OneWeb Services and Pricing) of the Agreement shall be amended to delete Section 4 (Target Performance Review) therein in its entirety and replace it with the following:

“4. Intentionally Omitted.”

7.
Confidentiality.

Except as otherwise expressly permitted in this Addendum 2, the Parties agree that the terms of this Addendum 2 (the “Terms”) are Confidential Information and that each Party will disclose such Terms only to those of its employees, board members, advisors, consultants, subcontractors, representatives, agents and affiliated entities who have a need to know in connection with the Agreement and/or this Addendum 2 and have previously agreed to confidentiality obligations consistent with those in the Agreement. Each Party shall be responsible for any unauthorized disclosure of the Terms made by a permitted recipient.

Each Party agrees that if it is required by any regulatory authority or applicable Law (including, with respect to Gogo, the U.S. Securities and Exchange Commission (the “SEC”) and U.S. federal and state securities laws and regulations) to disclose any of the Terms, or is served with any form of legal process

2

Addendum 2 to OneWeb Distribution Partner Agreement

(OneWeb-GoGo – Updated ToP)

Certain information identified by “[***]” has been excluded from this exhibit because it is both not material and is the type that Gogo Inc. treats as private or confidential.

requiring such disclosure, it shall, if permitted by Law, before taking any action, promptly notify the other Party. If Gogo is required to disclose any Terms, it shall (i) provide at least three business days’ notice to OneWeb (or, if three business days’ notice is not legally permissible, such shorter period as shall be legally permissible); and (ii) redact commercially sensitive Terms to the extent legally permissible. Notwithstanding the foregoing, the Parties acknowledge and agree that, in connection with the execution of this Addendum 2, Gogo will (a) be required to file this Addendum 2 with the SEC within four (4) business days of the Addendum 2 Effective Date; (b) provide OneWeb a proposed draft of this Addendum 2 that it intends to file (inclusive of any redactions) with the SEC within two (2) business days of the execution of this Addendum 2 in order to allow OneWeb to comment on the same as it relates to any additional redaction of commercially sensitive Terms; and (c) redact commercially sensitive Terms to the extent legally permissible and consider any additional redactions proposed by OneWeb; provided that, Gogo shall, in its sole discretion, determine whether it will include any additional redactions in the SEC filing as proposed by OneWeb.

8.
Additional Terms.

a)
Except as otherwise modified by this Addendum 2, the Agreement shall continue in full force and effect as written. To the extent any term and provision of this Addendum 2 is inconsistent with the terms and provisions of the Agreement, the terms and provisions of this Addendum 2 will govern and supersede the conflicting provisions of the Agreement to the extent necessary to resolve such conflict.

b)
This Addendum 2 may be executed electronically and in counterparts, each of which shall be deemed an original and all of which taken together shall constitute one and the same instrument.

[SIGNATURE PAGE FOLLOWS]

3

Addendum 2 to OneWeb Distribution Partner Agreement

(OneWeb-GoGo – Updated ToP)

Certain information identified by “[***]” has been excluded from this exhibit because it is both not material and is the type that Gogo Inc. treats as private or confidential.

SIGNATURE PAGE TO

ADDENDUM 2 TO

ONEWEB DISTRIBUTION PARTNER AGREEMENT

IN WITNESS WHEREOF, the authorized representatives of both Parties have executed this Addendum 2 on the date indicated below as of the Addendum 2 Effective Date.

Network Access Associates Limited	Gogo Business Aviation, LLC
By: /s/ Cyril Dujardin	By: /s/ Oakleigh Thorne
Cyril Dujardin__________________________ Printed Name	Oakleigh Thorne_______________________ Printed Name
GM Connectivity______________________ Title	Chairman and CEO_____________________ Title
9/18/2024 Date	9/17/2024 Date

4

Addendum 2 to OneWeb Distribution Partner Agreement

(OneWeb-GoGo – Updated ToP)

Certain information identified by “[***]” has been excluded from this exhibit because it is both not material and is the type that Gogo Inc. treats as private or confidential.

SCHEDULE 1 TO

ADDENDUM 2 TO

ONEWEB DISTRIBUTION PARTNER AGREEMENT

Exhibit 1A

(ToP - Updated Terms and Conditions)

This Exhibit 1A contains the updated take-or-pay terms and conditions as set out herein (“Take-or-Pay” or “ToP”).

1.
Definitions. Unless otherwise specified herein, capitalized terms used in this Exhibit 1A shall have the meanings set forth in this Agreement.

“Forecast Start Date” shall mean the following: the later of (a) the ToP Commencement Date and (b) [***]. Notwithstanding the foregoing, the Forecast Start Date may be extended under and pursuant to Section 6.C. of this Exhibit 1A.

“OneWeb Catalogue” means the OneWeb standard price catalogue that OneWeb may provide and/or issue from time to time by notice to Distribution Partner for the respective Vertical Markets and Territories covered under this Exhibit 1A.

“Take-or-Pay Period” shall begin on the Forecast Start Date and consist of four (4) individual, separate and distinct twelve (12) month ToP periods thereafter. For the avoidance of doubt, the Take-or-Pay Period may be increased by Distribution Partner properly exercising its option described further in – and pursuant to – Section 4.C. of this Exhibit 1A.

“ToP Commencement Date” shall be the date when OneWeb notifies Distribution Partner that they are able to provide the OneWeb Services for Private Aviation (non-VVIP) with service modeled to achieve the peak MIR specifications set out in Table 2 of this Exhibit 1A in accordance with the SLA in Exhibit 2 in [***] ([***]%) of the service area described in the map attached hereto as Attachment 1 (ToP Commencement Date - Service Area Map), which is currently targeted as [***].

2.
Authorized Vertical Markets and Territory.

Table 1

Schedule 1 to Addendum 2 to OneWeb Distribution Partner Agreement

(OneWeb-GoGo – Updated ToP)

Certain information identified by “[***]” has been excluded from this exhibit because it is both not material and is the type that Gogo Inc. treats as private or confidential.

Vertical Markets*	Territory*	Limitations & Additional Terms and Conditions
Private Aviation (Non-VVIP Only)	Global**	[***]
Private Aviation (VVIP Only)	Global**	[***]
Civil Government (Aviation only)	Global**	[***]
Military Government (Aviation only)	Global**	[***]

* Territory and Vertical Markets are subject to (i) the Commencement Date notice, (ii) authorizations and restrictions relevant to any Service Plan, (iii) applicable Law and all provisions outlined in this Agreement, including Sanctions; and (iv) being geofenced.

** Global means all the Territories in respect of which a Commencement Date has been notified, in respect of the applicable Vertical Market(s). In addition, for mobility Orders, including but not limited to Private Aviation, Civil Government and Military Government (as applicable), airplanes registered in Brazil and Mexico shall be placed under a separate “Local Country Addendum”. The terms and conditions set forth in the Local Country Addendum to be executed with each of OneWeb’s local affiliates in Brazil and Mexico shall be the same as those set forth in this Agreement except as required by or necessary to align with local Laws.

3.
[***]; and Service Plan, [***].

A.
[***]

(1)
[***]

(2)
Distribution Partner represents that it is party to an agreement for the development and manufacture of two (2) Gogo user terminals (namely, the “HDX Gogo User Terminal” and the “FDX Gogo User Terminal”, individually and generically each a Gogo User Terminal, and collectively the “Gogo User Terminals”), which are also discussed in more detail in the Development Agreement (as defined herein), with committed project plans and milestones designed to have the HDX Gogo User Terminal available for submission for FAA approval and for certification by OneWeb on or before [***]. Distribution Partner will provide

Schedule 1 to Addendum 2 to OneWeb Distribution Partner Agreement

(OneWeb-GoGo – Updated ToP)

Certain information identified by “[***]” has been excluded from this exhibit because it is both not material and is the type that Gogo Inc. treats as private or confidential.

OneWeb with reasonable periodic updates on the progress toward development and manufacture of such HDX Gogo User Terminal including any material delays that Distribution Partner reasonably believes will cause the HDX Gogo User Terminal to not be available for certification by OneWeb by [***]. The FDX Gogo User Terminal and the development thereof does not affect the dates and commitments of the Parties set forth in this Exhibit 1A.

[***]

B.
Bespoke Service Plans with [***], Transition Plans, and Catalogue Plans

1.
Bespoke Service Plans with [***].

i.
Bespoke Service Plans. During the Take-or-Pay Period, and under only this Exhibit 1A for the Private Aviation Vertical Market, OneWeb shall make the OneWeb Services available for purchase by Distribution Partner in the following Service Plans (each, a “Bespoke Service Plan”):

Table 2

[***]

* Terminal specification subject to confirmation and can be updated as necessary.

** For the avoidance of doubt, the above Bespoke Service Plan table outlines the configuration of the plans between OneWeb and Distribution Partner for the Private Aviation Vertical Market but may not reflect the market plan offered by Distribution Partner (or Sub-Distributors) to End Users.

ii.
Bespoke Service Plan SLA. Notwithstanding anything contained in Exhibit 2 of this Agreement to the contrary, and for purposes of determining any Service SLA Credit due under the Bespoke Service Plans, the % by which OneWeb fails to meet the Service SLA (and the % of the Service SLA Total Credit Cap) will be applied to the agreed [***] (as defined herein) associated to the applicable Bespoke Service Plan on which the Service SLA Credit arises.

For example, [***].

iii.
Bespoke Service Plan Suspension Fee. The Suspension Fee will be the amount equal to the greater of (i) [***] ([***]%) [***] by Distribution Partner from the suspension of OneWeb Services, or (ii) the [***] shown in the table for such suspension of OneWeb services.

iv.
Bespoke Service Plans [***]. As noted in the table to Section 3.B.(1) of this Exhibit 1A, [***].

Schedule 1 to Addendum 2 to OneWeb Distribution Partner Agreement

(OneWeb-GoGo – Updated ToP)

Certain information identified by “[***]” has been excluded from this exhibit because it is both not material and is the type that Gogo Inc. treats as private or confidential.

For Bespoke Service Plans, Distribution Partner shall pay to OneWeb [***].

Gogo shall retain full sole discretion to create, modify, eliminate, discontinue, update, and market service plans to customers (“Customer Service Plans”), provided that, [***]. Gogo will share details of Customer Service Plans with OneWeb to the extent permitted by law and the terms of any customer contracts.

[***]

Minimum MRC due for Suspension for Service Plan 1 and 3, in addition to third party partner agreements for specific countries shall be discussed during the quarterly business review between the companies.

C.
i.
Cross-Subsidisation. For the avoidance of doubt, the Distribution Partner is allowed to jointly sell the OneWeb Services and the OneWeb Approved Equipment to an End User and/or Sub-Distributor to [***].

ii.
[***] Reporting. Within twenty-five (25) calendar days after the end of each month in each Take-or-Pay Period, Distribution Partner shall provide to OneWeb a report summarizing the [***] and [***] and [***] and any other related / required information as may reasonably be requested by OneWeb to carry out its obligations under this Agreement (the “Monthly [***] Report”). Distribution Partner shall have the right to issue adjustments to the Monthly [***] Report after the date of any given report in the event of the discovery of errors affecting such Monthly [***] Report. The right to issue adjustments shall be limited to not later than six (6) months after the date of any given Monthly [***] Report. Distribution Partner shall, on discovery of any such error, notify OneWeb in writing within sixty (60) days of such discovery of the intention to make such adjustments.

As further described in Section 5.A. to this Exhibit 1A, [***] shall be offset / deducted from each ToP Yearly Commitment (as defined herein).

2.
Transition Service Plans.

Distribution Partner may [***]:

•
[***]
•
[***]
•
[***]

Schedule 1 to Addendum 2 to OneWeb Distribution Partner Agreement

(OneWeb-GoGo – Updated ToP)

Certain information identified by “[***]” has been excluded from this exhibit because it is both not material and is the type that Gogo Inc. treats as private or confidential.

Table 3

[***]

Service Plans 1 and 2 transition end date shall be discussed during the quarterly business review between the companies.

3.
Service Plans in OneWeb Catalogue with Pricing for Take-or-Pay.

During the Take-or-Pay Period, and under only this Exhibit 1A, OneWeb shall make the OneWeb Services available for purchase by Distribution Partner in the form of Service Plans as provided in the OneWeb Catalogue for the Vertical Markets as each is expressly limited in Section 2 of this Exhibit 1A.

As further described in Section 5.A. to this Exhibit 1A, the Service Charges for Service Plans in the OneWeb Catalogue shall be offset / deducted from each ToP Yearly Commitment (as defined herein).

A.
Incentive Period. From the Addendum 2 Effective Date and ending on [***] under the terms of this Agreement, as amended.

B.
Capacity Requirements. In order to better manage the capacity that Distribution Partner may need under any Orders placed pursuant to Exhibit 1A, Distribution Partner shall provide to OneWeb historical flight routes using flight city pairs and frequency (at a minimum), each quarter, for all End Users and/or Sub-Distributors, as applicable, covered by any such Orders.

C.
Placing of Orders. As soon as commercially and reasonably practicable after an order is placed with Gogo for the shipment of Gogo OneWeb Approved Equipment, Gogo shall (i) place an order for the OneWeb Services covered under this Exhibit 1A that relate to such shipment under Section 3.c) of this Agreement, (ii) submit a copy of the relevant customer order ;and (iii) in connection with such order, select the applicable CIR Service Plan related to such Gogo OneWeb Approved Equipment. OneWeb, using commercially reasonable efforts within seven (7) business days after an order for the OneWeb services is placed by Gogo and received by OneWeb selecting the CIR Service Plan related to such Gogo OneWeb Approved Equipment, and consistent with OneWeb’s obligations in Section 3.d. of this Agreement, OneWeb shall review such order for approval or rejection of the same under and pursuant to Section 3.c. of this Agreement and, if such order is rejected, include the reasons therefor to Gogo (which may be delivered orally or via e-mail to Gogo). In such cases (unless and not including a rejection where due to a regulatory, governmental order or other valid legal reason (e.g., local sanctions)

Schedule 1 to Addendum 2 to OneWeb Distribution Partner Agreement

(OneWeb-GoGo – Updated ToP)

Certain information identified by “[***]” has been excluded from this exhibit because it is both not material and is the type that Gogo Inc. treats as private or confidential.

requiring OneWeb to reject such order), then OneWeb will reduce any applicable ToP Yearly Commitment by an amount equal to such rejected order value or such rejected order’s [***] value that would have resulted if the same became an Order (and was accepted by OneWeb).

4.
ToP Yearly Commitments & ToP Committed Payment.

A.
Notwithstanding anything contained in this Agreement to the contrary, and as consideration for the provision of the OneWeb Services to Distribution Partner under the ToP and right of Distribution Partner to sell such OneWeb Services under the ToP, Distribution Partner shall, subject to Section 5 (Invoicing and Payment Terms) of this Exhibit 1A, make the following guaranteed minimum committed payments to OneWeb in those amounts indicated below on a quarterly basis (i.e., end of month 3, end of month 6, end of month 9, and end of month 12) for each corresponding Take-or-Pay Period below (each, a “ToP Yearly Commitment”):

(1)
First Take-or-Pay Period: [***];

(2)
Second Take-or-Pay Period: [***];

(3)
Third Take-or-Pay Period: [***]; and

(4)
Fourth Take-or-Pay Period: [***].

Therefore, under the ToP, the total guaranteed minimum commitment by Distribution Partner to OneWeb equals Fifty-Two and One Half Million U.S. dollars (US$52,500,000) (the “ToP Committed Payment”), which is the total of all the ToP Yearly Commitments added together, as such amount may be decreased as described herein and/or increased under Section 4.C. of this Exhibit 1A.

Notwithstanding the foregoing, if Distribution Partner presents for certification to OneWeb the HDX Gogo User Terminal during the Take-or-Pay Period and OneWeb fails to certify such HDX Gogo User Terminal within thirty (30) days of presentation (subject to any valid regulatory reason which may prevent certification), the ToP Yearly Commitment in the current / applicable Take-or-Pay Period will be reduced by a fraction computed as the number of days from the expiration of such 30-day period until OneWeb provides the required certification of the HDX Gogo User Terminal divided by 365 (and the ToP Committed Payment shall be reduced accordingly as well).

Schedule 1 to Addendum 2 to OneWeb Distribution Partner Agreement

(OneWeb-GoGo – Updated ToP)

Certain information identified by “[***]” has been excluded from this exhibit because it is both not material and is the type that Gogo Inc. treats as private or confidential.

B.
The Parties agree that each ToP Yearly Commitment:

(1)
represents an absolute and unconditional payment by Distribution Partner to OneWeb for the OneWeb Services that Distribution Partner must use (or lose) during each individual, separate, and distinct timeframe of the Take-or-Pay Period; provided, however, if the Commencement Date is delayed beyond [***], Gogo may at its sole discretion terminate this Exhibit 1A, which includes there being no ToP Committed Payments; and

(2)
shall be due and payable by Distribution Partner to OneWeb without regard to whether (i) Distribution Partner is able to or has in fact sold any of the OneWeb Services to any End Users; and (ii) Distribution Partner has any End Users beginning on the Forecast Start Date (or thereafter).

C.
No later than the [***] of this Addendum 2 Effective Date, Gogo may, at its sole discretion (upon written notice to OneWeb), exercise the option to extend the Take-or-Pay Period by a period of [***].

5.
Invoicing and Payment Terms.

A.
During each Take-or-Pay Period, OneWeb shall provide Distribution Partner with a monthly invoice (1) in arrears within fifteen (15) calendar days after receipt of the Monthly [***] Report, for the total [***] due and payable by Distribution Partner to OneWeb that is applicable under Bespoke Service Plans in each month of such Take-or-Pay Period (“[***]”) and (2) in advance, for the Service Charges due and payable by Distribution Partner to OneWeb that is applicable under Service Plans in the OneWeb Catalogue in each month of such Take-or-Pay Period (collectively, the foregoing (2) and [***] referred to herein as the “Eligible [***]”); provided that the foregoing subsection (2) shall not apply to any charges that are attributable to non-recurring charges and/or the OneWeb Approved Equipment, which is not considered part of the ToP Yearly Commitment (and which is due and payable separately from the ToP Yearly Commitment).

While each ToP Yearly Commitment is due and payable by Distribution Partner as outlined in Section 4, OneWeb shall determine (and invoice accordingly in arrears, which will be separate from the applicable invoice for the last monthly [***] in such quarter) the actual quarterly amounts within a given ToP Yearly Commitment that are due and payable by Distribution Partner through the following formula:

Schedule 1 to Addendum 2 to OneWeb Distribution Partner Agreement

(OneWeb-GoGo – Updated ToP)

Certain information identified by “[***]” has been excluded from this exhibit because it is both not material and is the type that Gogo Inc. treats as private or confidential.

(applicable quarterly payment of the ToP Yearly Commitment as detailed in Section 4) – [total amount of Eligible [***] over the applicable quarter + Excess Payment (as defined herein), if any, from the prior quarter (even if from an earlier Take-or-Pay Period)].

Example: [***].

Where the foregoing formula results in a shortfall (i.e., a positive number), Distribution Partner is required to make a catch-up payment with such shortfall being invoiced by OneWeb and due and payable by Distribution Partner for such quarter within a ToP Yearly Commitment.

Where the foregoing formula does not result in a shortfall (i.e., a negative number) and there is instead an excess payment (each, a “Excess Payment”), there shall be no additional amount due and payable by Distribution Partner for such quarter within a ToP Yearly Commitment.

For the avoidance of doubt, (i) the above formula ensures that (y) any underachievement of a required ToP Yearly Commitment is paid in full in the applicable Take-or-Pay Period; and (z) any overachievement of a required ToP Yearly Commitment can be offset against subsequent Take-or-Pay Periods; and (ii) any Excess Payment resulting from the above formula will be credited towards subsequent Take-or-Pay Periods.

B.
The treatment of Taxes shall be done in accordance with the terms and conditions of this Agreement. Such Taxes shall not be considered part of the [***] / ToP Yearly Commitment.

C.
The payment terms for any invoices under this Exhibit 1A shall be Section 5 (Prices, Invoicing and Payments) of this Agreement; provided that, for purposes of this Exhibit 1A, the Parties agree that (i) the payment timeframe for any such invoices in Section 5.b)(1) of this Agreement shall be lowered from thirty (30) days to fifteen (15) days and (ii) the timeframe to dispute such invoices therein shall also be lowered from fifteen (15) days to ten (10) days.

6.
Other Terms and Conditions.

A.
Further Assurances. Distribution Partner agrees to execute and deliver all instruments, documents, writings and further assurances now or hereafter required by OneWeb, its assignees / transferees and/or any of OneWeb’s banking / lending / financing institutions in order to guarantee and/or effectuate the terms and conditions of this Exhibit 1A.

Schedule 1 to Addendum 2 to OneWeb Distribution Partner Agreement

(OneWeb-GoGo – Updated ToP)

Certain information identified by “[***]” has been excluded from this exhibit because it is both not material and is the type that Gogo Inc. treats as private or confidential.

B.
Extension of Initial Term. The Parties agree that the Initial Term shall be automatically extended as needed to cover the Take-or-Pay Period.

C.
Extensions to Forecast Start Date.

(1)
If Distribution Partner presents for certification by OneWeb the HDX Gogo User Terminal prior to [***] and which user terminal meets all published criteria for use with the OneWeb Network and OneWeb fails to certify such HDX Gogo User Terminal within thirty (30) days of presentation for certification (subject to any valid regulatory reason which may prevent certification), the Forecast Start Date will be deferred until the date that is the later of when OneWeb certifies such HDX Gogo User Terminal as OneWeb Approved Equipment (the “Gogo OneWeb Approved Equipment”) or the ToP Commencement Date. For the avoidance of doubt, and at the point in time when OneWeb certifies the FDX Gogo User Terminal as OneWeb Approved Equipment, it shall also become and be included in the definition of Gogo OneWeb Approved Equipment.

(2)
OneWeb and Distribution Partner are in discussions and intend to enter into a [***] Development Agreement (the “Development Agreement”). In the event that OneWeb is in material breach of its obligations under the Development Agreement which directly results in a documented delay to Distribution Partner of the development and manufacture of the HDX Gogo User Terminal beyond the Forecast Start Date, then OneWeb agrees to extend the Forecast Start Date by an equal amount to account for such delay. Nothing in this Agreement shall preclude Gogo from selling any of the Gogo OneWeb Approved Equipment as expressly permitted in the Development Agreement.

Schedule 1 to Addendum 2 to OneWeb Distribution Partner Agreement

(OneWeb-GoGo – Updated ToP)

Certain information identified by “[***]” has been excluded from this exhibit because it is both not material and is the type that Gogo Inc. treats as private or confidential.

Attachment 1 to Exhibit 1A

(ToP Commencement Date – Service Area Map)

Planned Coverage by [***]

[***]

For illustrative purposes only. Does not reflect regulatory exclusions.

The map in this Attachment 1 to Exhibit 1A sets forth the countries in which OneWeb anticipates having satellite coverage and authorizations to provide the OneWeb Services by [***] (collectively, the “Service Area”). OneWeb agrees to regularly update Gogo on regulatory restrictions or sanctions in the Service Area. The latest regulatory update, “Country Status List for DPs - 2024.06.13 (Final)”, is included as Attachment 2.

Attachment 2 to Exhibit 1A

Country Status List for DPs - 2024.06.13 (Final)

[***]

Schedule 1 to Addendum 2 to OneWeb Distribution Partner Agreement

(OneWeb-GoGo – Updated ToP)